SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) March 17, 1997





                         MAKO MARINE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          Florida                       0-26618               65-0501535
 (State or other jurisdiction         (Commission            (IRS Employer
     or incorporation)                File Number)         Identification No.)


      4355 N.W. 128th Street
          Miami, Florida                                        33054
(Address of principal executive offices)                      (Zip Code)

(Registrant's telephone number, including area code)      (305)685-6591


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         Item 5.  Other Events.

         Douglas W. Baena has resigned as the Chairman of the Board, President and Chief Executive Officer of the Registrant, effective March 17, 1997, and Lawrence Tierney resigned as the Vice President and Chief Financial Officer of the Registrant effective March 7, 1997. Mr. Baena continues to serve as a director of the Registrant.

         The Board of Directors of the Registrant has appointed Kenneth Burroughs as the Chairman of the Board, President and Chief Executive Officer of the Registrant, Steven W. Smith as the Vice President and Chief Financial Officer and an Assistant Secretary of the Registrant, Michael T. Dickinson as the Vice President, Treasurer and an Assistant Secretary of the Registrant and Joe C. Greene as the Secretary of the Registrant, all effective March 17, 1997.

         Item 7.  Financial Statements and Exhibits.

                  (a)      Not Applicable

                  (b)      Not Applicable

                  (c)      None



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 17, 1997

                                     MAKO MARINE INTERNATIONAL, INC.


                                     By:  /s/ Kenneth Burroughs

                                  Title:  President and Chief Executive Officer




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